                                                                  Exhibit 10.10


                                                         EXECUTION VERSION


                         GLOBAL SETTLEMENT AGREEMENT


            THIS GLOBAL SETTLEMENT AGREEMENT, dated as of June 15, 1995 (this "AGREEMENT"), is by and among Morrison Knudsen Corporation, an Ohio corporation ("MKO"), MK Rail Corporation, a Delaware corporation ("MK RAIL") and Morrison Knudsen Corporation, a Delaware corporation ("MKC").

                              W I T N E S S E T H:

            WHEREAS, MKO owns 65% of the issued and outstanding shares of common stock of MK Rail (the "MKO RAIL COMMON STOCK");

            WHEREAS, there currently exists intercompany debt between MK Rail and MKO;

            WHEREAS, MK Rail alleges that it has certain claims against MKO, MKC and the MK Released Persons (as hereinafter defined);

            WHEREAS, MKO and MKC allege that they have certain claims against MK Rail and the MK Rail Released Persons (as hereinafter defined);

            WHEREAS, MKO, MKC and MK Rail have a good faith dispute as to such intercompany debt and such claims;

            WHEREAS, as more fully set forth herein, MK Rail, MKO and MKC desire to settle, compromise and equitably adjust certain claims, counterclaims, setoffs and causes of action that MK Rail and all of its subsidiaries, on one hand, and MKO, MKC and all of their respective wholly-owned domestic subsidiaries on the other hand, may have against each other; and

            WHEREAS, MK Rail, MKO and MKC desire to enter into an agreement setting forth the terms and conditions governing such a settlement;

            NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto agree as follows:


            1.    DEFINITIONS.

            When used herein, the following terms have the following meanings:

            "CLAIMS" means, collectively, actions, causes of action, setoffs, claims, crossclaims, counterclaims, cross-actions, third-party actions, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, losses, demands, costs, expenses, liabilities, obligations, accounts, defenses, claims for relief or judgments, of whatever kind or character, including, but not limited to, all matters arising out of federal or state securities laws or regulations, statute, common law, contract, tort, regulation, violation of law or otherwise, whether known or unknown, suspected or unsuspected, fixed or unfixed, direct or indirect, contingent or otherwise, at law or in equity, for or because of any matter or thing done, omitted, admitted or suffered to be done now or hereafter, relating to events prior hereto.

            "CLOSING DATE" has the meaning assigned such term in SECTION 7 hereof.

            "EXISTING INTERCOMPANY AGREEMENTS" means the Environmental Liability Transfer Agreement dated as of February 25, 1994 between MKO and MK Rail; the Employee Transfer Benefits Agreement dated as of April 20, 1994 between MKO and MK Rail; the Service Mark and Trademark License Agreement dated as of February 14, 1994 among MKC, MKO and MK Rail; the Indemnification Agreement among MKC, MKO and MK Rail dated as of April 19, 1994 (the "MK RAIL INDEMNIFICATION AGREEMENT"); the Registration Rights Agreement dated as of February 25, 1994 among MKC, MKO and MK Rail; and the Tax Matters Agreement dated as of February 22, 1994.

            "GOVERNMENTAL AUTHORITY" means any nation or government, any federal, state, local or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

            "MK AUSTRALIA" means Morrison Knudsen Corporation of Australia Limited, Morrison Knudsen Australia Leasing Limited and their subsidiaries.

            "MK RAIL RELEASED CLAIMS" means any and all Claims MK Rail or any of its subsidiaries (excluding MK Australia) ever had, now have, hereafter can, shall or may have against any of the MK Released Persons (excluding the MK Rail Retained Claims), including, but not limited to, any and all Claims relating to (i) the Transfer Agreement dated as of February 25, 1994, (ii) the prior transfer of any businesses, portions of businesses or assets by MKO or MKC to MK Rail or any of its subsidiaries, (iii) the assumption of liabilities by MK Rail or any of its subsidiaries in connection with any prior transfer of any business, portions of businesses or assets by MKO or MKC to MK Rail or any of its subsidiaries, (iv) the initial public offering of common stock of MK Rail and the underwriting contract with respect thereto, (v) Claims that have been made or could have been made in any securities, shareholder and derivative actions, including those pending against MK Rail, MKO, MKC and others, (vi) the Corporate Support and Professional Services Agreement dated as of February 25, 1994 and (vii) the Agreement dated as of October 20, 1994 between MKO and MK Rail relating to Southern Pacific Transportation Company.

            "MK RAIL RELEASED PERSONS" means MK Rail and its respective successors, predecessors, assigns, assignees, subsidiaries, stockholders, affiliates, present and former directors, trustees, officers, employees, attorneys and agents, and in the case of individuals, their respective heirs, receivers, conservators, beneficiaries, executors and administrators, and, in any case, any other person who, within the meaning of Rule 12b-2 of the Securities Exchange Act of 1934, as amended, "controls," is "controlled by" or is under "common control" with, any such persons past or present, excluding in each case William J. Agee and Ted Nelson.

            "MK RAIL RETAINED CLAIMS" means any and all Claims of MK Rail against the MK Released Persons relating to (i) breach by MKO or MKC of the terms of this Agreement, the Mutual Release (as defined herein), the Corporate Services Agreement (as defined herein), the Note Agreement (as defined herein) or the Indemnity Agreement (as defined herein), (ii) breach by MKO or MKC after the date hereof of any of the Existing Intercompany Agreements and (iii) MK Australia.

            "MK RELEASED CLAIMS" means any and all Claims MKO, MKC or any of their wholly-owned domestic subsidiaries ever had, now have, hereafter can, shall or may have against any of the MK Rail Released Persons (excluding the MK Retained Claims), including, but not limited to, any and all Claims relating to (i) the Transfer Agreement dated as of February 25, 1994 (excluding all indemnification obligations of MK Rail thereunder);
      (ii) the prior transfer of any businesses, portions of businesses or assets by MKO or MKC to MK Rail or any of its subsidiaries; (iii) the assumption of liabilities by MK Rail or any of its subsidiaries in connection with any prior transfer of any business, portions of businesses or assets by MKO or MKC to MK Rail or any of its subsidiaries, (iv) the initial public offering of common stock of MK Rail and the underwriting contract with respect thereto, (v) Claims that have been made or could have been made in any securities, shareholder and derivative actions, including those pending against MK Rail, MKO, MKC and others, (vi) the Corporate Support and Professional Services Agreement dated as of February 25, 1994 and (vii) the setoff claim asserted by the Transit Division of MKO in the amount of approximately $1,700,000 against MK Rail with respect to invoices for locomotive parts.

            "MK RELEASED PERSONS" means MKO and MKC and their respective successors, predecessors, assigns, assignees, subsidiaries, stockholders, affiliates, present and former directors, trustees, officers, employees, attorneys and agents, and in the case of individuals, their respective heirs, receivers, conservators, beneficiaries, executors and administrators, and, in any case, any other person who, within the meaning of Rule 12b-2 of the Securities Exchange Act of 1934, as amended, "controls," is "controlled by" or is under "common control" with, any such persons past or present.

            "MK RETAINED CLAIMS" means any and all Claims of MKO or MKC against the MK Rail Released Persons relating to (i) breach by MK Rail or any of its subsidiaries of the terms of this Agreement, the Mutual Release (as defined herein) or the Corporate Services Agreement (as defined herein), (ii) MK Australia, (iii) any of the Existing Intercompany Agreements; (iv) the Intercompany Debt, the Note or the Note Agreement (all as defined herein); and (v) any and all existing or future indemnification obligations of MK Rail and/or its subsidiaries to MKO, MKC or their respective subsidiaries under the Transfer Agreement, the MK Rail Indemnification Agreement or otherwise.

            "MOU" means that certain Memorandum of Understanding among the parties specified therein establishing the economic terms for a settlement of the class actions pending in the United States District Court for the District of Idaho entitled NEWMAN, ET AL. V. MK RAIL CORPORATION, ET
      AL., Case No. 94-489 and SUSSER, ET AL. V. MK RAIL CORPORATION, ET AL., Case No. 94-477 attached hereto as EXHIBIT E.

            "MUTUAL RELEASE" means the Mutual Release substantially in the form of EXHIBIT C hereof to be entered into among MK Rail and all of its subsidiaries, MKO, MKC and all of their wholly-owned domestic subsidiaries on the Closing Date.


            2.    CREATION OF INTERCOMPANY DEBT.

            On the Closing Date, MK Rail, as payor, shall deliver to MKO, as payee, a promissory note substantially in the form of EXHIBIT A hereof (the "NOTE") in the amount of $52,200,000 (the "INTERCOMPANY DEBT"). The terms for the repayment of the

Intercompany Debt shall be governed by the Note and a Note Agreement substantially in the form of EXHIBIT B hereof (the "NOTE AGREEMENT") to be entered into between MK Rail, as borrower, and MKO, as lender, on the Closing Date.


            3.    MUTUAL RELEASES.

            3.1 RELEASES BY MK RAIL. On the Closing Date, MK Rail and all of its subsidiaries (other than MK Australia) shall release the MK Released Persons from the MK Rail Released Claims, which shall not include the MK Rail Retained Claims, by executing the Mutual Release.

            3.2 RELEASES BY MKO AND MKC. On the Closing Date, MKC, MKO and all of their respective wholly-owned domestic subsidiaries shall release the MK Rail Released Persons from the MK Released Claims, which shall not include the MK Retained Claims, by executing the Mutual Release. The parties expressly agree that the foregoing releases by MKO or MKC shall not affect in any way MKO's rights incident to ownership of the MKO Rail Common Stock.


            4.    REPRESENTATIONS AND WARRANTIES.

            4.1 REPRESENTATIONS AND WARRANTIES OF MK RAIL. To induce MKO and MKC to enter into this Agreement, MK Rail represents and warrants that as of the date of the execution of this Agreement:

            (a) CORPORATE EXISTENCE. MK Rail and its subsidiaries are corporations duly organized, validly existing and in good standing under the laws of their respective jurisdictions of incorporation and are duly qualified as foreign corporations and are in good standing in all jurisdictions where the nature and extent of the business transacted by them or the ownership of their respective assets makes such qualification necessary.

            (b) CORPORATE AUTHORITY. The execution and delivery by MK Rail and its subsidiaries (but only as to those agreements to which they are signatories) of this Agreement, the Mutual Release and the performance of MK Rail's obligations hereunder and thereunder: (i) are within their respective corporate powers; (ii) are duly authorized by their respective board of directors and, if necessary, their respective stockholders; (iii) are not in contravention of the terms of their respective certificates of incorporation, or by-laws, or of any indenture, agreement or undertaking to which they are a party or by which they or any of their respective property is bound; (iv) does not, as of the execution hereof, require any consent, registration or approval of any Governmental Authority; and (v) does not contravene any contractual or governmental restriction binding upon them.

            (c) BINDING EFFECT. This Agreement and the Mutual Release are the legal, valid and binding obligation of MK Rail and are enforceable against MK Rail in accordance with their terms. The Mutual Release is the legal, valid and binding obligation of the subsidiaries of MK Rail and is enforceable against them in accordance with its terms.

            (d) NO PRIOR ASSIGNMENT. Neither MK Rail nor any of its subsidiaries have sold, assigned, granted, conveyed or transferred to any other person, firm, corporation or other entity any of the MK Rail Released Claims or any of the MK Rail Retained Claims.

            4.2 REPRESENTATIONS AND WARRANTIES OF MKO. To induce MK Rail to enter into this Agreement, MKO and MKC each represents and warrants that as of the date of the execution of this Agreement:

            (a) CORPORATE EXISTENCE. MKO, MKC and each of their wholly-owned domestic subsidiaries are corporations duly organized, validly existing and in good standing under the laws of their respective jurisdictions of incorporation and are duly qualified as foreign corporations and are in good standing in all states where the nature and extent of the business transacted by them or the ownership of their respective assets makes such qualification necessary.

            (b) CORPORATE AUTHORITY. The execution and delivery by MKO, MKC and their wholly-owned domestic subsidiaries (but only as to those agreements as to which they are signatories) of this Agreement, the Mutual Release and the Indemnity Agreement and the performance of their obligations hereunder: (i) are within their respective corporate powers;
      (ii) are duly authorized by their respective boards of directors and, if necessary, their respective stockholders; (iii) are not in contravention of the terms of their respective certificates of incorporation, or by-laws, or of any indenture, agreement or undertaking to which they are a party or by which they or any of their respective property is bound; (iv) does not, as of the execution hereof, require any consent, registration or approval of any Governmental Authority; and (v) does not contravene any contractual or governmental restriction binding upon MKO, MKC or their wholly-owned domestic subsidiaries.

            (c) BINDING EFFECT. This Agreement is the legal, valid and binding obligation of MKO and MKC and is enforceable against MKO and MKC in accordance with its terms. The Mutual Release is the legal, valid and binding obligation of MKO, MKC and their wholly-owned domestic subsidiaries and is enforceable against them in accordance with its terms. The Indemnity Agreement is the legal, valid and binding obligation of MKC and is enforceable against MKC in accordance with its terms.

            (d) NO PRIOR ASSIGNMENT. None of MKO, MKC or any of their respective wholly-owned domestic subsidiaries has sold, assigned, granted, conveyed or transferred to any person, firm, corporation or other entity any of the MK Released Claims or any of the MK Retained Claims.


            5.    COVENANTS.

            Each party hereto covenants and agrees that:

            5.1 MK BOARD REPRESENTATION. So long as MKO owns a majority of the common stock of MK Rail, MKO shall be entitled to fill the Vice Chairman seat on the MK Rail Board of Directors and the Vice Chairman shall have all the rights of the Chairman of the MK Rail Board of Directors. MKO may, at its option, in connection with a proposed sale by MKO of all of its interest in MK Rail to an unaffiliated third party (a "PROPOSED PURCHASER"), give MK Rail a written notice of its intention to sell its interest to a prospective unaffiliated third party and requesting that the Board of Directors of MK Rail take such actions as are necessary so that nominees of the Proposed Purchaser to the Board of Directors of MK Rail ("PROPOSED NOMINEES") will, simultaneous with the closing of the Proposed Purchaser's acquisition of said interest in MK Rail, hold a percentage of the positions on the Board of Directors of MK Rail equal to the percentage of MKO's said interest in the issued and outstanding common stock of MK Rail. MKO shall include in or with said notice the name or names of the Proposed Purchaser and of the Proposed Nominees and such other information as MKO deems reasonably necessary in order for the Board of Directors of MK Rail to determine whether the Proposed Nominees are acceptable to the Board. MKO shall also, after giving said notice, provide to the Board of Directors of MK Rail such additional information as is reasonably requested by the Board regarding the Proposed Nominees and the Proposed Purchaser as is in MKO's control or reasonably available to it. If the Board of Directors of MK Rail has no reasonable basis in fact to object to the Proposed Nominees based upon each such individual nominee's employment, affiliations and service history, business reputation and other factors related to such nominee's qualification to serve as a director of MK Rail, the Board and/or some or all of its individual members shall take such actions as are necessary so that, effective as soon as practicable after the submission of the written notice by MKO (but in no event prior to the consummation of the acquisition by the Proposed Purchaser), the Proposed Nominees will be appointed to the Board of Directors of MK Rail. If objection to any Proposed Nominee is raised, the Board of Directors of MK Rail will so advise MKO in writing, including a detailed statement of the basis for the objection, and the Proposed Nominee and/or the

Proposed Purchaser will be given a prompt opportunity to be heard and to resolve any objection by the Board of Directors of MK Rail. If the attempt to resolve the objection and/or opportunity to be heard does not result in the approval of such Proposed Nominee (based on the standard set forth above), MKO and the Proposed Purchaser may submit the names of additional Proposed Nominees until objection (based on the standards set forth above) is not raised. Each of MKO and MK Rail hereby agree to act in a prompt manner and so as not to cause undue delay of a possible transaction involving a proposed sale by MKO of its interest in MK Rail. It is acknowledged and agreed that the Board of Directors of MK Rail will in no event be required to take any action to eliminate the classification of the Board of Directors of MK Rail and that in the event that the Proposed Nominees are appointed to the Board of Directors of MK Rail, they shall be appointed proportionately among the classes of the Board. Nothing in this Section, and no action taken by the Board of Directors of MK Rail in accordance with this Section, shall be deemed (a) to constitute an approval or an agreement by MK Rail to approve, or to require the Board of Directors of MK Rail to approve, for purposes of Section 203 of the Delaware General Corporation Law (the "DGCL"), (i) any transaction or transactions that result in a Proposed Purchaser or any other party acquiring MKO's interest in MK Rail or
(ii) any business combination (as defined in Section 203 of the DGCL) with any such party or (b) to otherwise in any way waive the provisions of or restrictions on business combinations contained in Section 203 of the DGCL. Any such approval or action under Section 203 of the DGCL shall be effected only by a resolution or resolutions that specifically state that the Board is giving such approval or taking such actions under Section 203 of the DGCL.

            5.2   [Intentionally omitted.]

            5.3 ADJUSTMENT OF INTERCOMPANY DEBT. In the event that the settlement contemplated by the MOU is not consummated, then the amount of the Intercompany Debt shall be increased by $4,500,000 pursuant to the provisions of the Note Agreement. The amount of the Intercompany Debt shall thereafter be decreased pursuant to the provisions of the Note Agreement by (a) in the event that the Litigation (as defined in the MOU) is settled but on terms other than as set forth in the MOU, unless otherwise consented by MKC in writing, which consent shall not be unreasonably withheld, the lesser of (i) $4,500,000 and
(ii) the sum of (x) any cash contributed by MK Rail to such settlement plus (y) the dollar value placed in such settlement on any securities of MK Rail contributed by MK Rail to such settlement plus (z) MK Rail's reasonable attorneys' fees and expenses with respect to the Litigation or (b) in the event that the Litigation (as defined in the MOU) is not settled, the amount of any cash payment by MK Rail made pursuant to a final nonappealable judgment of a court of competent jurisdiction with respect to the Litigation (as defined in the MOU) after subtracting therefrom the amount of any crossclaim, counterclaim or third-party action of MKO or MKC against any MK Rail Released Person (other than Stephen Hanks or William J. Agee) pursuant to a nonappealable judgment of a court of competent jurisdiction with respect to the Litigation (as defined in the MOU). Any and all Claims of MK Rail or any of its subsidiaries relating to any Claims that have been made or could have been made in any shareholder or derivative actions pending against MK Rail, MKO, MKC and others shall be addressed solely as set forth in this SECTION 5.3, and MK Rail and any of its subsidiaries expressly waive any rights of contribution against any MK Released Person with respect thereto and shall not assert such Claims against, or seek satisfaction thereof, from the MK Released Persons other than as set forth in this SECTION 5.3.


            6.    CONDITIONS PRECEDENT TO CLOSING.

            As conditions precedent to the obligations of the parties under this
Agreement:

            (a) the boards of directors of MKO, MKC and MK Rail shall have approved the transactions contemplated by this Agreement;

            (b) MKO and MKC shall have received the written consent of the Majority Lenders under the Credit Agreement dated as of April 11, 1995, as amended, to the transactions contemplated by this Agreement;

            (c) MK Rail shall have received the written consent of PNC Bank, National Association to the transactions contemplated by this Agreement;

            (d) MK Rail shall have duly executed and delivered to MKO a promissory note substantially the form of EXHIBIT A hereof in the amount of $52,200,000 for the Intercompany Debt;

            (e) MKO and MK Rail shall have duly executed the Note Agreement substantially in the form of EXHIBIT B hereof;

            (f) MK Rail shall have delivered to MKO and MKC an opinion of its legal counsel as to the agreements having been duly authorized, executed and delivered and such agreements being the valid, binding and enforceable obligations of MK Rail and its domestic subsidiaries;

            (g) MKO and MKC shall have delivered to MK Rail an opinion of its legal counsel as to the agreements having been duly authorized, executed and delivered and such agreement being the valid, binding and enforceable obligations of MKO, MKC and their wholly-owned domestic subsidiaries;

            (h) MK Rail and all of its subsidiaries, MKO and MKC and their wholly-owned domestic subsidiaries shall have duly executed and delivered the Mutual Release;

            (i) MKO shall have agreed to indemnify MK Rail and its officers and directors from any liability arising from shareholder litigation resulting from the sale by MKO after the date hereof of the MKO Rail Common Stock, such agreement of indemnity to be in substantially the form of EXHIBIT D hereof (the "INDEMNITY AGREEMENT");

            (j) no judgment, order or decree shall have been rendered by a court of competent jurisdiction, government agency or other tribunal that has the effect of enjoining the consummation of the transactions contemplated hereby and no request for such a judgment, order or decree shall be pending before such a court, government agency or other tribunal;

            (k) the required officers and directors of MK Rail shall have executed the final Form 10-K for 1994 and Form 10-Q for the first quarter of 1995 of MK Rail to be filed with the SEC, and such forms shall have been delivered to MKC; and

            (l) MK Rail, MKC and MKO shall have entered into a Corporate Support and Professional Services Agreement (the "CORPORATE SERVICES AGREEMENT") in form and substance satisfactory to MK Rail and MKO and shall have terminated the Corporate Support and Professional Services Agreement dated as of February 25, 1994.


            7.    CLOSING.

            The closing of the transactions contemplated by this Agreement shall take place the later of (i) the date on which all the conditions precedent set forth in SECTION 6 hereof have been met (or waived in writing by the respective parties) or (ii) June 19, 1995 (the "CLOSING DATE"). The Closing shall take place at the Chicago office of Jones, Day, Reavis & Pogue.


            8.    MISCELLANEOUS.

            8.1 CAPTIONS AND REFERENCES. The recitals to this Agreement (except for definitions) and the section captions used in this Agreement are for convenience only, and shall not affect the construction of this Agreement.

            8.2 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement.

            8.3 NOTICES. Any notice, request or other communication to either party by the other as provided herein will be given in writing and will be deemed received upon the earlier of receipt or (i) 3 days after mailing if mailed postage prepaid by US mail; (ii) when sent after receipt of confirmation if sent by telecopy or other similar facsimile transmission; (iii) 1 business day after deposit with a reputable overnight courier with all charges prepaid or
(iv) when delivered, if hand delivered by messenger, all of which shall be properly addressed to the address for such party as set forth on the signature pages hereto, or at such other address as either party may notify the other of hereunder.

            8.4 ENTIRE AGREEMENT; AMENDMENT; WAIVER. This Agreement, the Mutual Release, the Note, the Note Agreement and the Indemnity Agreement constitute the entire agreement between MK Rail, MKO and MKC regarding the subject matter hereof. It is acknowledged and agreed that said documents evidence and effect one and the same integrated transaction and that the consideration for any and all agreements, releases, promises, or obligations of one party to the other under said documents consists of all of the agreements, releases, covenants, promises and obligations of the other party contained in all of said documents. This Agreement may not be amended or altered in any manner unless such amendment or alteration is in writing and signed by each of MK Rail, MKO and MKC. No covenant or condition or any other part of this Agreement may be waived except by written instrument signed and made a part hereof by MK Rail, MKO and MKC. The failure of any party hereto to enforce any of the provisions of this Agreement or the waiver thereof in any instance will not be construed as a general waiver or relinquishment on its part of any such provisions, but the same will be and remain in full force and effect.

            8.5 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon MK Rail, MKO and MKC and their respective successors and assigns, and shall inure to the benefit of MK Rail, MKO, MKC, the MK Rail Released Persons and the MK Released Persons and their respective successors and assigns. No party hereto shall have any right to assign its rights or delegate its duties under this Agreement.

            8.6 FULL AND FINAL RESOLUTION. MKO, MKC and MK Rail acknowledge that the transactions contemplated by this Agreement involve a global resolution of all disputes between (a) MK Rail and the MK Rail Released Persons on one hand and (b) MKO, MKC and the MK Released Persons on the other hand, except with respect to the MK Rail Retained Claims and the MK Retained Claims. Except as contemplated by SECTION 5.3 hereof and the Note Agreement, the amount of the Intercompany Debt contemplated by this Agreement shall not be decreased or increased by any further event, including, but not limited, to the sale by MKO of the MK Rail Common Stock. MK Rail and its subsidiaries shall not assert any of the MK Rail Released Claims against any MK Released Person to lower any sale price of the MKO Rail Common Stock. All transaction costs of MK Rail relating to the sale of all of the common stock of MK Rail, including, but not limited to, fees and expenses for investment bankers, attorneys and other advisors, shall be borne by MK Rail.
All transaction costs of MKC or MKO relating to the sale solely of MKO's shares of MK Rail common stock shall be borne by MKC and MKO, and MK Rail shall be indemnified for such costs. To the extent that MK Rail's reasonable attorneys' fees and expenses with respect to the litigation being settled by the MOU are less than $500,000, MK Rail shall pay such difference to MKO on the day immediately following the closing date of the settlement contemplated by the MOU.

            8.7 GOVERNING LAW; SEVERABILITY. THIS AGREEMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. WHEREVER POSSIBLE, EACH PROVISION OF THIS AGREEMENT SHALL BE INTERPRETED IN SUCH MANNER AS TO BE EFFECTIVE AND VALID UNDER APPLICABLE LAW, BUT, IF ANY PROVISION OF THIS AGREEMENT SHALL BE PROHIBITED BY OR INVALID UNDER SUCH LAW, SUCH PROVISION SHALL BE INEFFECTIVE ONLY TO THE EXTENT OF SUCH PROHIBITION OR INVALIDITY, WITHOUT INVALIDATING THE REMAINDER OF SUCH PROVISION OR THE REMAINING PROVISIONS OF THIS AGREEMENT.


                                   *   *   *

            IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.



                                    MK RAIL CORPORATION,
                                      a Delaware corporation



                                    By: s/s     James F. Cleary, Jr.
                                        ------------------------------------
                                    Name:       James F. Cleary, Jr.
                                    Title:      Executive Vice President
                                    Address:    MK Rail Corporation
                                                1200 Reedsdale Street
                                                Pittsburgh, PA  51233

                                    MORRISON KNUDSEN CORPORATION,
                                       an Ohio corporation



                                    By:   /s/      Thomas F. Kealey
                                        ------------------------------------
                                    Name:       Thomas F. Kealey
                                    Title:      Senior Vice President - Finance
                                    Address:    Morrison Knudsen Corporation
                                                720 Park Boulevard
                                                Boise, ID 83712

                                    MORRISON KNUDSON CORPORATION,
                                      a Delaware corporation

                                    By:   /s/      Thomas F. Kealey
                                        ------------------------------------
                                    Name:       Thomas F. Kealey
                                    Title:      Senior Vice President - Finance
                                    Address:    Morrison Knudson Corporation
                                                720 Park Boulevard
                                                Boise, Idaho 83712

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                                   EXHIBITS


THE REGISTRANT AGREES TO PROVIDE THE SECURITIES AND EXCHANGE COMMISSION, UPON REQUEST, WITH COPIES OF EXHIBITS HERETO.